MANAGER AND FOUNDER
        AQUILA MANAGEMENT CORPORATION
        380 Madison Avenue, Suite 2300
        New York, New York 10017

INVESTMENT SUB-ADVISER
        KPM INVESTMENT MANAGEMENT, INC.
        1700 Lincoln Street, Suite 1300
        Denver, Colorado 80203

BOARD OF TRUSTEES
        Lacy B. Herrmann, Chairman
        Tucker Hart Adams
        Gary C. Cornia
        Diana P. Herrmann
        John C. Lucking
        Anne J. Mills
        J. William Weeks

OFFICERS
        Diana P. Herrmann, President
        James M. McCullough, Senior Vice President
        Emily C. Van Voorhis, Vice President
        Jori Everitt, Assistant Vice President
        Rose F. Marotta, Chief Financial Officer
        Joseph P. DiMaggio, Treasurer
        Edward M.W. Hines, Secretary

DISTRIBUTOR
        AQUILA DISTRIBUTORS, INC.
        380 Madison Avenue, Suite 2300
        New York, New York 10017

CUSTODIAN
        BANK ONE TRUST COMPANY, N.A.
        100 East Broad Street
        Columbus, Ohio 43271

TRANSFER AND SHAREHOLDER SERVICING AGENT
        PFPC Inc.
        400 Bellevue Parkway
        Wilmington, Delaware 19809

INDEPENDENT AUDITORS
        KPMG LLP
        757 Third Avenue
        New York, New York 10017

Further information is contained in the Prospectus, which must precede or accompany this report.



                                     ANNUAL
                                     REPORT

                               DECEMBER 31, 2000

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                                 TAX-FREE FUND
                                       OF
                                    COLORADO

                          A TAX-FREE INCOME INVESTMENT

[Logo of Aquila Group of Funds: an eagle's head]

                                   ONE OF THE
                            AQUILASM GROUP OF FUNDS

[Logo of Tax-Free Fund of Colorado: a square with silhouettes of two mountains and a rising sun]

                  SERVING COLORADO INVESTORS FOR OVER A DECADE

                            TAX-FREE FUND OF COLORADO
                                  ANNUAL REPORT

                               "ON THE PLUS SIDE"

                                                                February 9, 2001

Dear Fellow Shareholder:

     It is always nice to have an Annual Report in which you can brag about the plus side returns. For Tax-Free Fund of Colorado, the year 2000 was just such a year.

     The year 2000 proved to many people that no longer can one expect returns on investments to average 20% a year - such as had previously been the case for several years with the stock market. In fact, unless one was very lucky, they ended up the year having lost money in stocks, rather than ending up on the plus side.

     Tax-Free Fund of Colorado, on the other hand, did produce a positive return for those who were investors in the Fund for the entire year - from January 1 through December 31, 2000. These investors saw the Fund's share price rise from $9.96 on January 1, 2000 to a closing price of $10.31 on December 31, 2000. This gain in share price was in addition to the tax-free monthly income that is consistently distributed to investors in the form of dividends.

     As we have explained to you in the past, interest rate changes by the Federal Reserve Board (the "Fed") affect the Fund's share price and ultimate total return. There have been some years in which interest rate changes by the Fed affected the share value of the Fund so that the total return to investors was more on the negative side.

     As we are sure you are aware, during most of the year 2000, the upward bias of interest rates produced by actions of the Fed slowed the economic progress of our country from its previous sizzling rate. Near the end of the year, however, the market foresaw the potential for a downward movement in rates. This anticipated downward trend pushed the share value of the Fund up. And, this is exactly what happened in January, 2001 through actions by the Fed. The Fed saw signs of the U.S. economy coming to a screeching halt as compared with the earlier dynamic growth prospects. Therefore, the Fed decreased rates twice in January by 0.5 of 1% for a total of decline of 1%.

YOUR FUND'S COMPOSITION

     We have always taken the approach that it is impossible to second-guess exactly what interest rates will do. More specifically, it is almost impossible to guess what the Fed will do to help speed up or slow down the economic activity of our country.

     Consequently, we have always taken the approach of having a variety of bonds with differing maturities and rates composing the Fund's overall portfolio. This tends to produce a blend of returns that we can pass on to our shareholders.


     Also, we have always taken the approach of having the Fund comprised of high-quality securities - AAA to Baa, with the average being AA. Indeed, we strive to never have a situation in which any municipal bonds in the portfolio cause us problems. Specifically, a high quality orientation for the Fund avoids problems. We want to ensure, to the best of our ability, that you can always "sleep well at night" through your ownership of Tax-Free Fund of Colorado.

     Furthermore, we have always taken the viewpoint that the Fund's portfolio should be well diversified in terms of the kinds of projects in which we invest as well as the geographic distribution within Colorado of the Fund's investments. This is another way to manage the stability of the portfolio and produce the kind of return that we want to see for our shareholders.

THE MERITS OF ASSET ALLOCATION

     The securities markets conditions that were experienced in the year 2000 vividly illustrate the merits of asset allocation. Management of the Fund cannot second-guess the right kind of asset allocation that any specific individual investor in the Fund should have. That is really a very personal decision, based upon many factors. However, what we can say is that having a portion of one's assets invested in fixed income securities can tend to be a major factor of comfort for any investor, particularly when stock markets decline - such as happened in the year 2000.

HAPPINESS IS...

     ...having a positive return for shareholders in Tax-Free Fund of Colorado compared with investors who are crying about their results in the stock market. From the responses we have had to date from investors of the Fund, this is exactly the case.

APPRECIATION

     Your continued support of the Fund through your investment is greatly appreciated. We will constantly do what is necessary to merit the confidence you have placed in us.

            Sincerely,


/s/  Diana B. Herrmann
---------------------
Diana P. Herrmann
President


/s/  Lacy B. Herrman
--------------------
Lacy B. Herrmann
Chairman, Board of Trustees

PERFORMANCE REPORT

     The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2000 as compared with the Lehman Brothers Quality Intermediate Municipal Bond Index and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Lehman Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

[Graphic of a line chart with the following information:]

          Lehman Brothers Quality                                 Fund's Class A Shares
     Intermediate Municipal Bond Index                With Sales Charge        Without Sales Charge           Cost of Living Index
               $10,000                                      $9,600                    $10,000                        $10,000
               $11,114                                      $10,599                   $11,044                        $10,254
               $11,927                                      $11,591                   $12,078                        $10,561
               $13,107                                      $12,877                   $13,417                        $10,845
               $12,749                                      $12,400                   $12,921                        $11,166
               $14,508                                      $14,033                   $14,621                        $11,450
               $15,127                                      $14,603                   $15,215                        $11,794
               $16,234                                      $15,638                   $16,294                        $12,048
               $17,377                                      $16,399                   $17,087                        $12,227
               $17,427                                      $16,246                   $16,928                        $12,549
               $18,931                                      $17,613                   $18,352                        $12,982


                                      AVERAGE ANNUAL TOTAL RETURN
                                  FOR PERIODS ENDED DECEMBER 31, 2000

                                                                SINCE
                                1 YEAR   5 YEARS  10 YEARS    INCEPTION

Class A (5/21/87)
    With Sales Charge            3.92%    3.77%    5.82%       6.19%
    Without Sales Charge         8.30%    4.62%    6.26%       6.51%

Class C (4/30/96)
    With CDSC                    6.15%    n/a      n/a         4.08%
    Without CDSC                 7.18%    n/a      n/a         4.08%

Class Y (4/30/96)
    No Sales Charge              8.36%    n/a      n/a         5.55%

Lehman Index                     8.63%    5.47%    6.59%       6.51% (Class A)
                                 8.63%    n/a      n/a         5.81% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC), imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each classes' income may be subject to federal and state income taxes. Past performance is not predictive of future investment results.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

2000 REVIEW

     Municipal bonds began the year 2000 facing a very unstable market. We entered the new millennium with concerns about the duration of the Federal Reserve's rate hike program and Y2K disaster scenarios. During the first few months of the year, the Fed continued their tightening campaign by raising short-term rates by another .75 of 1%. Fortunately, the Y2K changeover turned out to be much ado about nothing. The watershed event of the year began in March as the unprecedented rally in technology stocks came to an abrupt halt and reversed itself equally as fast. This created concerns by investors that the economy would begin to slow and equity valuations would decline. The Federal Reserve took no further action on interest rates during the second half of the year; however, rates began a rapid decline as signs of slower economic activity became apparent. Yields on long Treasury Bonds fell from their highs of 6.74% early in the year to 5.40% in December.

     Municipal bond yields also experienced a decline in 2000, but not nearly as dramatic as government securities. The yield on 10-year AAA rated bonds declined from a high of about 5.25% to 4.5% at the end of the year. New municipal bond issuance was about flat for the year and demand for bonds at the retail level was strong, which also contributed to declining yields. Investors began to see the benefits of lower volatility and lower risk when they increased the percentage of their portfolios invested in municipal bonds.

     The new municipal bond calendar in Colorado was dominated by transportation issues in 2000. The first portion of the $1.2 billion I-25 highway-widening project came to market as well as $350 million for the E-470 toll road and $250 million for the southeast Denver light rail project. Overall, the total amount of new bonds issued was about the same as 1999. The financial strength of most Colorado issuers has improved as our population has grown, real estate values have increased and tax revenues remain very strong.

     The portfolio characteristics of Tax-Free Fund of Colorado changed only slightly from the previous year. We took advantage of the higher interest rates available at the beginning of the year with purchases in the 10 to 12 year maturity range. The average maturity of the portfolio is now 8.5 years versus
8.0 years a year ago. The average credit quality remains very high at AA+. Investors are still not being rewarded adequately for taking the additional risk of inventing in lower rated bonds. The Fund's class A shares achieved a total return of 8.3% in 2000.

2001 STRATEGY

     We begin 2001 in an environment where municipal bonds are very attractive relative to most taxable fixed income asset classes. We believe that this will lead to increased demand from retail and institutional investors. The lower risk profile of municipal bonds will be more appealing to investors as interest in volatile equity issues begins to cool. The tax adjusted returns that municipals offer should motivate investors to continue to increase the portion of their portfolios invested in this asset class.

     Our investment strategy for Tax-Free Fund of Colorado will continue to emphasize high quality, intermediate maturity securities. We plan to reduce our positions in bonds that are callable or mature in 2 to 5 years and reinvest the proceeds in 10 to 14 year investment grade bonds. We will also be mindful of maintaining and improving our call protection in the Fund so that the income stream will remain steady for the next several years. This strategy is designed to prevent any negative surprises from volatility in the share price or changes in the monthly dividend.

[Logo of KPMG LLP: four solid rectangles with the letters KPMG in front of them]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

     We have audited the accompanying statement of assets and liabilities of Tax-Free Fund of Colorado, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/  KPMG LLP
-------------
KPMG LLP


New York, New York
January 31, 2001

                           TAX-FREE FUND OF COLORADO
                            STATEMENT OF INVESTMENTS
                               DECEMBER 31, 2000

                                                                                RATING
   FACE                                                                        MOODY'S/
  AMOUNT        GENERAL OBLIGATION BONDS (37.0%)                                 S&P                  VALUE
                SCHOOL DISTRICTS (23.6%)
                Adams County School District #12
$ 1,255,000         5.625%, 12/15/08, FGIC Insured                              Aaa/AAA           $   1,360,106
  2,500,000         6.20%, 12/15/09, FGIC Insured                               Aaa/AAA               2,621,875
                Adams County School District #14
  1,275,000         5.75%, 12/01/08, FSA Insured                                Aaa/AAA               1,391,344
                Arapahoe County Cherry Creek School District #5
  1,000,000         5.50%, 12/15/08                                             Aa2/AA                1,078,750
  2,760,000         5.50%, 12/15/11                                             Aa2/AA                2,960,100
  2,750,000         5.50%, 12/15/12                                             Aa1/AA                2,928,750
                Boulder Valley Colorado
  1,215,000         5.50%, 12/01/08, FGIC Insured                               Aaa/AAA               1,307,644
                Denver City & County School District #1
  1,000,000         5.60%, 06/01/08                                             Aa3/AA-               1,078,750
                Douglas & Elbert Counties School District #
                    Re-1, Series 1992
  1,000,000         5.00%, 12/15/10, FGIC Insured                               Aaa/AAA               1,040,000
  2,000,000         5.25%, 12/15/11, FGIC Insured                               Aaa/AAA               2,102,500
                El Paso County School District #11
  1,145,000         5.50%, 12/01/07                                             Aa3/AA-               1,226,581
  1,330,000         6.25%, 12/01/08                                             Aa3/AA-               1,497,913
                El Paso County School District #20
  1,000,000         6.15%, 12/15/08, MBIA Insured                               Aaa/AAA               1,120,000
                El Paso County School District #38
  1,110,000         5.70%, 12/01/12, FSA Insured                                Aa3/NR                1,204,350
                El Paso County School District #49
  1,500,000         5.50%, 12/01/13, FSA Insured                                Aaa/AAA               1,614,375
                Jefferson County School District # R-1
  3,000,000         5.50%, 12/15/09, FGIC Insured                               Aaa/AAA               3,240,000
  2,340,000         5.25%, 12/15/11, FGIC Insured                               Aaa/AAA               2,465,775
  1,000,000         5.50%, 12/15/13, FGIC Insured                               Aaa/AAA               1,060,000
                Larimer County Colorado School #R-1 Refunding
  1,500,000         5.40%, 12/15/04                                             A1/NR                 1,560,000
  2,100,000         5.25%, 12/15/11                                             Aa3/AA-               2,194,500
                Larimer Weld and Boulder County Colorado School
  2,000,000         5.90%, 12/15/05                                             A1/AA-                2,122,500
                Mesa County School District #51
  1,065,000         6.00%, 12/01/06, MBIA Insured                               Aaa/AAA               1,162,181
  1,000,000         5.20%, 12/01/09, MBIA Insured                               Aaa/AAA               1,047,500
                Pueblo County Colorado School District # 70
  1,040,000         5.50%, 12/01/09, AMBAC Insured                              Aaa/AAA               1,107,600
                Summit County School District, Series A



$ 1,050,000         5.40%, 12/01/06, FGIC Insured                               Aaa/AAA           $   1,103,813
  1,000,000         5.50%, 12/01/07, FGIC Insured                               Aaa/AAA               1,062,500
                Weld & Adams County School District 3J
  1,000,000         5.50%, 12/15/10, AMBAC Insured                              Aaa/AAA               1,080,000
                                                                                                     43,739,407

                METROPOLITAN DISTRICT (11.6%)
                Boulder Colorado Central Area Improvement
  2,500,000         6.30%, 08/15/07, FGIC Insured                               Aaa/AAA               2,524,750
                Castle Pines Metropolitan District
  1,060,000         5.50%, 12/01/07, FSA Insured                                Aaa/AAA               1,135,525
  2,000,000         5.00%, 12/01/11, FSA Insured                                Aaa/AAA               2,060,000
                Central Platte Valley Metropolitan District
  1,550,000         5.25%, 12/01/09, ACA Insured                                NR/A                  1,606,188
                Greenwood South Metropolitan District
  1,080,000         5.60%, 12/01/05, MBIA Insured                               Aaa/AAA               1,147,500
                Highlands Ranch Metropolitan District #1, Refunding
  1,530,000         6.25%, 09/01/06, MBIA Insured                               Aaa/AAA               1,579,725
  1,000,000         5.75%, 09/01/08, AMBAC Insured                              Aaa/AAA               1,091,250
  1,730,000         5.75%, 09/01/09, AMBAC Insured                              Aaa/AAA               1,896,513
                Highlands Ranch Metropolitan District #4
  1,000,000         5.80%, 12/01/05, LOC Swiss Bank, Pre-Refunded               Aaa/NR                1,077,500
                Interstate South Metropolitan District
  2,165,000         5.75%, 12/01/09, LOC US Bank                                NR/A+                 2,278,663
                North Jeffco Park & Recreational District Colorado
  1,245,000         5.25%, 12/01/08                                             Aaa/NR                1,319,700
                South Suburban Park & Recreational District
  1,365,000         5.125%, 12/15/09, FGIC Insured                              Aaa/AAA               1,431,544
                Westglenn Metropolitan District Colorado
  1,000,000         6.25%, 06/01/04, Pre-Refunded                               NR/A+                 1,065,000
                Westglenn Metropolitan District Colorado Jefferson
                    County Refunding
  1,260,000         5.65%, 12/01/04, ETM                                        NR/A+                 1,302,525
                                                                                                     21,516,383

                WATER & SEWER (1.2%)
                Thornton, Colorado, Refunding
  2,000,000         5.60%, 12/01/06, FSA Insured                                Aaa/AAA               2,142,500

                CITY & COUNTY (0.6%)
                Westminster Colorado Water Series 1992 A
  1,000,000         6.25%, 12/01/07                                             Aa3/AA-               1,037,500
                        Total General Obligation Bonds                                               68,435,790




                REVENUE BONDS (62.7%)
                HIGHER EDUCATION (9.5%)
                City of Aurora Colorado Educational Development
                    Refunding Bonds Series 1994
$ 1,580,000         6.00%, 10/15/07                                             NR/BBB            $   1,649,125
                Colorado Post Secondary Educational Facility
  1,170,000         5.50%, 03/01/08, MBIA Insured                               Aaa/AAA               1,253,363
                Colorado Post Secondary Educational Facilities
  1,000,000         Authority Refunding Revenue Bonds Series 93,
                    5.95%, 03/01/09, AMBAC Insured                              A2/AAA                1,037,500
                Colorado State Board of Agriculture Revenue, Fort
  1,000,000         Lewis College, 6.50%, 10/01/06, FGIC Insured                Aaa/AAA               1,040,000
                Colorado State Board of Agriculture Revenue
  1,000,000         Refunding, Colorado State University Student
                    Sports, 5.40%, 04/01/06, MBIA Insured                       Aaa/AAA               1,033,750
  1,000,000     University Student Sports, 5.45%, 04/01/08,
                    MBIA Insured                                                Aaa/AAA               1,032,500
                Colorado State Board of Agriculture Revenue,
                    University of Southern Colorado Auxiliary Facility
  1,000,000         6.25%, 08/01/07, AMBAC Insured                              Aaa/AAA               1,032,500
                Colorado State Colleges Board of Trustees
  1,860,000         5.50%, 05/15/09, MBIA Insured                               Aaa/AAA               1,939,050
                Colorado Student Obligation Board Authority
  1,500,000         Student Loan Revenue, 6.00%, 09/01/01, ETM                  A/NR                  1,519,200
                State of Colorado University of Northern Colorado
                    Auxiliary Facilities
  1,500,000         5.75%, 06/01/04, MBIA Insured, Pre-Refunded                 Aaa/AAA               1,590,000
  1,745,000         5.75%, 06/01/08, MBIA Insured                               Aaa/AAA               1,899,869
                University of Colorado Regents Research Building
    500,000         Revolving Fund Revenue, 6.85%, 06/01/03                     A2/A+                   506,350
                University of Colorado Research Building Revenue
  1,000,000         6.00%, 06/01/06, MBIA Insured                               Aaa/AAA               1,035,000
                University of Colorado Revenue
  1,000,000         6.20%, 06/01/07, MBIA Insured                               Aaa/AAA               1,037,500
                                                                                                     17,605,707

                ELECTRIC (2.8%)
                Moffat County Colorado Pollution Control Revenue
  1,210,000         5.50%, 11/01/03, AMBAC Insured                              Aaa/AAA               1,255,375
  2,125,000         5.625%, 11/01/06, AMBAC Insured                             Aaa/AAA               2,276,406
                Platte River Power Authority
  1,500,000         6.00%, 06/01/07, MBIA Insured                               Aaa/AAA               1,642,500
                                                                                                      5,174,281




                SALES TAX (10.5%)
                Boulder Colorado Open Space Acquisition
$ 1,250,000         5.50%, 08/15/12                                             Aa1/AA+           $   1,331,250
                Boulder County Colorado Open Space & Use Tax
  1,740,000         Revenue Bonds Series 1994, 5.75%, 12/15/04,
                    FGIC Insured                                                Aaa/AAA               1,840,050
                Boulder County Colorado Sales & Use Tax Open
  1,000,000         Space Series A, 5.45%, 12/15/12, FGIC Insured               Aaa/AAA               1,063,750
                City of Boulder Colorado
  1,045,000         5.25%, 08/15/10, AMBAC Insured                              Aaa/AAA               1,103,781
                City & County of Denver Colorado Excise Tax Revenue
  2,000,000         5.375%, 09/01/10, FSA Insured                               Aaa/AAA               2,132,500
                Colorado Springs Colorado Sales & Use Tax
  1,320,000         Revenue Service Sales, 5.00%, 12/01/12                      A1/AA                 1,346,400
                Douglas County Colorado Sales & Use Tax Open
  1,780,000         Space Revenue, 5.50%, 10/15/12, FSA Insured                 Aaa/AAA               1,900,150
                Fort Collins Downtown Development Authority Tax
  1,000,000         Increment Revenue, 6.50%, 06/01/07,
                    MBIA Insured                                                Aaa/AAA               1,019,830
                Jefferson County Open Space Sales Tax
  1,245,000         5.00%, 11/01/11, FGIC Insured                               Aaa/AAA               1,285,463
                Lakewood Colorado Sales & Use Tax Revenue
  1,040,000         5.25%, 12/01/09                                             NR/AA                 1,099,800
                Larimer County Colorado Sales Tax Revenue Bond
  1,000,000         5.50%, 12/15/12, AMBAC Insured                              Aaa/AAA               1,028,750
                Longmont Colorado Sales & Use Tax
  1,875,000         5.50%, 11/15/14                                             NR/AA                 1,978,125
                Westminster Colorado Sales Tax Revenue
  1,175,000         5.50%, 12/01/07, FGIC Insured                               Aaa/AAA               1,258,718
                Westminster Sales & Use Tax 1991
  1,000,000         6.70%, 12/01/01, FGIC Insured                               Aaa/AAA               1,020,790
                                                                                                     19,409,357

                WATER & SEWER (12.2%)
                Boulder Colo Water & Sewer Revenue
  1,000,000         5.40%, 12/01/14                                             Aa2/AA+               1,043,750
                Broomfield Colorado Water Activity Enterprise
  1,730,000         5.25%, 12/01/13, MBIA Insured                               Aaa/NR                1,807,850
  1,500,000         5.30%, 12/01/12, MBIA Insured                               Aaa/NR                1,588,125
                Centennial Water & Sewer District





$ 1,750,000         5.80%, 12/01/07, FSA Insured                                Aaa/AAA           $   1,879,062
                Colorado Clean Water Revenue
  1,000,000         5.375%, 09/01/10                                            Aaa/AAA               1,063,750
                Colorado Water Conservancy District
  1,570,000         5.50, 6/15/12, MBIA Insured                                 Aaa/AAA               1,677,937
                Colorado Water Resource & Power Development
  1,000,000         Authority, 6.80%, 11/01/001, FGIC Insured,
                    Pre-Refunded                                                Aaa/AAA               1,022,840
  1,000,000         6.50%, 11/01/05, FGIC Insured                               Aaa/AAA               1,040,000
  1,000,000         6.00%, 09/01/06                                             Aaa/AAA               1,040,000
  1,000,000         5.55%, 11/01/13, FGIC Insured                               Aaa/AAA               1,062,500
  1,000,000         5.50%, 09/01/09                                             Aaa/AAA               1,075,000
                Fort Collins Colorado Wastewater Sewer Revenue
  1,965,000         5.375%, 12/01/08, FGIC Insured                              Aaa/AAA               2,053,425
                Left Hand Water District, Series 1996
  1,530,000         5.75%, 11/15/08, MBIA Insured                               Aaa/AAA               1,640,925
                Metro Wastewater Reclamation District, Gross
                    Revenue Series
  1,270,000         5.25%, 04/01/09                                             Aa2/AA                1,336,675
                Northglenn Colorado Water & Sewer
  1,010,000         5.75%, 12/01/06, FSA Insured                                Aaa/AAA               1,089,538
                Pueblo Colorado Board Water Works
  1,000,000         5.50%, 11/01/10, FSA Insured                                Aaa/AAA               1,082,500
                Westminster Colorado Water & Wastewater Utility
                    Enterprise - Water and Wastewater Revenue
  1,000,000         Series 1994, 5.70%, 12/01/04, AMBAC Insured                 Aaa/AAA               1,056,250
                                                                                                     22,560,127

                HOSPITAL (8.6%)
                Colorado Health Facility Authority Hospital Revenue
  1,000,000         Medical Center 5.50%, 12/01/08, MBIA Insured                Aaa/AAA               1,063,750
  1,000,000         Medical Center 5.375%, 12/01/09, MBIA Insured               Aa3/AA-               1,017,500
  1,500,000         Medical Center 5.25%, 12/01/10, MBIA Insured                Aaa/AAA               1,573,125
                Colorado Health Facility Authority Hospital Revenue
                    Boulder Community Hospital, 5.65%, 10/01/06,
  1,410,000         MBIA Insured                                                Aaa/AAA               1,494,600
                Colorado Health Facility Authority Hospital Revenue
                    North Colorado Medical Center, 5.60%,
  2,030,000         05/15/05, MBIA Insured                                      Aaa/AAA               2,123,887
                Colorado Health Facility Authority Sisters of Charity
                    Health Care, 6.25%, 05/15/09, AMBAC



$ 1,000,000         Insured, ETM                                                Aaa/AAA           $   1,121,250
                Colorado Health Facility Community Provider Pooled
  2,255,000         Loan Revenue, 7.20%, 07/15/05, FSA Insured                  Aaa/AAA               2,336,270
                Colorado Springs Hospital Revenue
  1,460,000         5.50%, 12/15/06, MBIA Insured                               Aaa/AAA               1,540,300
                Poudre Valley Hospital District, Refunding
  1,000,000         5.375%, 11/15/07                                            Aa/AA-                1,030,000
                Pueblo County Colorado Hospital Facilities, Series A
  1,000,000         6.80%, 09/01/05, MBIA Insured                               Aaa/AAA               1,027,160
                University Colorado Hospital Authority Hospital
  1,475,000         Revenue, 5.50%, 11/15/07, AMBAC Insured                     Aaa/NR                1,561,656
                                                                                                     15,889,498

                HOUSING (8.5%)
                Adams County Colorado Multi-Family Housing
                    Revenue, Brittany Station Series A
  1,600,000         5.40%, 09/01/25, FNMA Insured                               NR/AAA                1,656,000
                City of Arvada Colorado Multi-family Housing Revenue,
    760,000         Springwood, 5.60%, 08/20/08, GNMA Insured                   NR/AAA                  784,700
                City and County of Denver Colorado Single Family
                    Mortgage Revenue Series 1999 C
  1,000,000         5.00%, 11/01/15, GNMA Insured                               NR/AAA                  991,250
                Colorado Housing Finance Authority
  2,750,000         6.05%, 10/01/16                                             Aa2/NR                2,887,500
    980,000         6.125%, 11/01/23                                            Aa2/NR                1,046,150
                Colorado Housing Finance Authority 1991, Series A
     85,000         6.90%, 05/01/01, ETM                                        A1/A                     85,511
                Colorado Housing Finance Authority 1991, Series A-1
     70,000         6.20%, 11/01/01                                             NR/AA+                   70,896
                Colorado Housing Finance Authority, SFM Series A-2
    740,000         6.65%, 11/01/06                                             NR/AA+                  767,750
    565,000         5.75%, 11/01/10                                             Aa2/A+                  565,000
                Colorado Housing Finance Authority, SFM Series D-2
  1,050,000         5.625%, 06/01/10                                            Aa2/NR                1,074,937
                Colorado Housing Finance Authority, SFM Series 1994C



$   255,000         6.00%, 12/01/04                                             Aa2/NR            $     257,981
    785,000         6.25%, 12/01/12                                             Aa2/NR                  785,000
                Colorado Housing Finance Authority, Single Family
  1,000,000         Program, 5.70%, 10/01/22                                    Aa2/AA                1,032,500
  1,000,000         5.40%, 10/01/12                                                                   1,025,000
                Littleton Assisted Living Building Authority, Amity
                    Plaza Project Multi-Family Housing Revenue
  1,000,000         Bond Series 1994, 6.10%, 03/01/06                           NR/A+                 1,036,250
                Snowmass Village Multi-Family Revenue Refunding
  1,500,000         6.30%, 12/15/08, FSA Insured                                Aaa/AAA               1,565,625
                Southwestern Colorado Single Family Revenue
    150,000         Partnership, Refunding, 7.10%, 09/01/04                     Aa2/NR                  152,826
                    Summit County, SFM Series A
     80,000         7.25%, 12/01/04                                             Aaa/NR                   81,183
                                                                                                     15,866,059

                TRANSPORTATION (2.3%)
                Arapahoe County Colorado E-470 Vehicle Registration
  1,000,000         Revenue Bonds, 5.45%, 08/31/07, MBIA Insured                Aaa/AAA               1,066,250
                Colorado Dept. of Transportation - Transportation
                    Revenue Anticipation Note, 6.00%, 06/15/13,
  1,000,000         AMBAC Insured                                               Aaa/AAA               1,123,750
                Regional Transportation District Sales Tax Revenue
  2,000,000         5.00%, 11/01/13, FGIC Insured                               Aaa/AAA               2,050,000
                                                                                                      4,240,000

                LEASE (4.6%)
                Aurora Co. COP
  2,105,000         5.25%, 12/01/13, AMBAC Insured                              Aaa/AAA               2,186,569
                Broomfield Colorado COP
  2,500,000         5.10%, 12/01/12                                             Aaa/NR                2,590,625
                El Paso County COP
  1,100,000         5.25%, 12/01/09, MBIA Insured                               Aaa/AAA               1,168,750
                Lakewood Colorado COP
  1,440,000         5.20%, 12/01/13, AMBAC Insured                              Aaa/AAA               1,490,400
                Westminster, Colorado COP
  1,055,000         5.35%, 09/01/11, MBIA Insured                               Aaa/AAA               1,115,662
                         8,552,006





                MISCELLANEOUS REVENUE (3.7%)
                Boulder County, CO, N.C.A.R.
$ 1,000,000         6.50%, 12/01/02                                             NR/A              $   1,029,330
                Denver Colorado City & County Helen Bonfils Project
  2,275,000         5.875%, 12/01/09                                            NR/AA-                2,451,312
                South Suburban Park & Recreational District
  1,000,000         6.00%, 11/01/07                                             Baa/NR                1,055,000
                Thornton, Colorado Development Authority
  1,230,000         5.75%, 12/01/06, MBIA Insured                               Aaa/AAA               1,326,863
                Westminster, Colorado Golf Course Activity
  1,000,000         5.40%, 12/01/13, Asset Guarantee                            NR/AA                   998,750
                                                                                                      6,861,255
                    Total Revenue Bonds                                                             116,158,290

                    Total Investments (cost $178,019,679*)                      99.7%               184,594,080
                    Other assets less liabilities                                0.3                    535,539
                    Net Assets                                                 100.0%             $ 185,129,619

                *   Cost for  Federal tax purposes is identical.

                                     PORTFOLIO ABBREVIATIONS:

                               ACA    - American Capital Access
                               AMBAC  - American Municipal Bond Assurance Corp.
                               COP    - Certificates of Participation
                               ETM    - Escrowed to Maturity
                               FGIC   - Financial Guaranty Insurance Co.
                               FNMA   - Federal Housing Administration
                               FSA    - Financial Security Assurance
                               GNMA   - Government National Mortgage Association
                               LOC    - Letter of Credit
                               MBIA   - Municipal Bond Investors Assurance Corp.
                               SFM    - Single Family Mortgage


                 See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
    Investments at value (cost $178,019,679)                                               $ 184,594,080
    Cash                                                                                         104,228
    Interest receivable                                                                        1,501,095
    Receivable for Fund shares sold                                                               52,395
    Other assets                                                                                     821
    Total assets                                                                             186,252,619

LIABILITIES
    Payable for Fund shares redeemed                                                             745,253
    Dividends payable                                                                            217,275
    Management fee payable                                                                        78,256
    Distribution fees payable                                                                     26,181
    Accrued expenses                                                                              56,035
    Total liabilities                                                                          1,123,000

NET ASSETS                                                                                 $ 185,129,619

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $.01 per share     $     179,500
    Additional paid-in capital                                                               178,694,123
    Net unrealized appreciation on investments (note 4)                                        6,574,401
    Accumulated net realized loss on investments                                                (318,405)
                                                                                           $ 185,129,619

CLASS A
    Net Assets                                                                             $ 179,815,880
    Capital shares outstanding                                                                17,435,349
    Net asset value and redemption price per share                                         $       10.31
    Offering price per share (100/96 of $10.31 adjusted to nearest cent)                   $       10.74

CLASS C
    Net Assets                                                                             $     896,661
    Capital shares outstanding                                                                    87,107
    Net asset value and offering price per share                                           $       10.29
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower,
        if redeemed during the first 12 months after purchase)                             $       10.29*

CLASS Y
    Net Assets                                                                             $   4,417,078
    Capital shares outstanding                                                                   427,500
    Net asset value, offering and redemption price per share                               $       10.33

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
        Interest income                                                                    $ 10,006,593

Expenses:
        Management fee (note 3)                                  $    941,736
        Transfer and shareholder servicing agent fees                 111,321
        Distribution and service fees (note 3)                        110,212
        Legal fees                                                     94,701
        Trustees' fees and expenses (note 8)                           72,804
        Shareholders' reports and proxy statements                     47,082
        Custodian fees                                                 36,166
        Audit and accounting fees                                      27,750
        Registration fees and dues                                      9,319
        Insurance                                                       8,123
        Miscellaneous                                                  29,163
        Total expenses                                              1,488,377

        Expenses paid indirectly (note 7)                             (22,003)
        Net expenses                                                                           1,466,374
        Net investment income                                                                  8,540,219

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized loss from securities transactions               (282,274)
        Change in unrealized depreciation on investments            6,644,977

        Net realized and unrealized gain on investments                                        6,362,703
        Net increase in net assets resulting from operations                                $ 14,902,922

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                YEAR ENDED                     YEAR ENDED
                                                             DECEMBER 31, 2000              DECEMBER 31, 1999
OPERATIONS:
    Net investment income                                      $   8,540,219                  $   9,289,534
    Net realized loss from securities transactions                  (282,274)                       (36,131)
    Change in unrealized depreciation on investments               6,644,977                    (10,905,549)
        Change in net assets from operations                      14,902,922                     (1,652,146)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 6):
    Class A Shares:
    Net investment income                                         (8,623,497)                    (9,466,538)
    Net realized gain on investments                                       -                     (1,495,582)

    Class C Shares:
    Net investment income                                            (74,149)                       (62,746)
    Net realized gain on investments                                       -                        (15,059)

    Class Y Shares:
    Net investment income                                           (230,985)                      (308,855)
    Net realized gain on investments                                       -                        (42,367)
        Change in net assets from distributions                   (8,928,631)

CAPITAL SHARE TRANSACTIONS (NOTE 9):
    Proceeds from shares sold                                     10,034,305                     16,765,266
    Reinvested dividends and distributions                         5,296,016                      6,993,793
    Cost of shares redeemed                                      (34,221,297)                   (29,816,558)
        Change in net assets from capital share transactions     (18,890,976)                    (6,057,499)
        Change in net assets                                     (12,916,685)                   (19,100,792)

NET ASSETS:
    Beginning of period                                          198,046,304                    217,147,096
    End of period                                              $ 185,129,619                  $ 198,046,304

                See accompanying notes to financial statements.

                           TAX-FREE FUND OF COLORADO
                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998 the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. At December 31, 2000 there were no Class I shares outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services; in the case of securities for which market quotations are readily available, securities are valued at the mean of bid and asked quotations and, in the case of other securities, at fair value determined under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeded 60 days.

b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue discount. Market discount is recognized upon disposition of the security.

c) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

d) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

e) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

     Aquila Management Corporation (the "Manager"), the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to theFund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's net assets. This fee will be reduced to 0.40% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     KPM Investment Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of KFS Corporation, a member of the nationally oriented Mutual of Omaha Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's net assets. This fee will be reduced to 0.16% if certain payments are made under the Fund's Distribution Plan relative to Class A Shares.

     Specific details as to the effect of the Fund's payments under its Distribution Plan, as described below, on the above management fees and as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of
the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund currently makes payment of this service fee at the annual rate of 0.05% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which will permit the Fund to make service fee payments at the rate of up to 0.15 of 1% on the entire net assets represented by Class A Shares. For the year ended December 31, 2000, service fees on Class A Shares amounted to $90,796 of which the Distributor received $4,356.

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000, amounted to $14,562. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the year ended December 31, 2000 amounted to $4,854. The total of these payments with respect to Class C Shares amounted to $19,416 of which the Distributor received $10,528.

     Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

     Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within Colorado, with the bulk of sales commissions inuring to such dealers. For the year ended December 31, 2000, total commissions on sales of Class AShares amounted to $186,375, of which the Distributor received $49,205.

4. PURCHASES AND SALES OF SECURITIES

     During the year ended December 31, 2000, purchases of securities and proceeds from the sales of securities aggregated $41,915,718 and $59,863,919, respectively.

     At December 31, 2000, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $6,652,834 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $78,433 for a net unrealized appreciation of $6,574,401.


     At December 31, 2000, the Fund has a capital loss carryover of $318,405 of which $36,131 will expire on December 31, 2007 and $282,274 will expire on December 31, 2008. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss carryover is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

5. PORTFOLIO ORIENTATION

     Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. DISTRIBUTIONS

     The Fund declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option. Net realized capital gains, if any, are distributed annually and are taxable. An additional distribution of gain may be made to the extent necessary to avoid payment of Federal taxes by the Fund.

     The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. Further, a small portion of the dividends may, under some circumstances, be subject to taxes at ordinary income and/or capital gain rates.

7. EXPENSES

     The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit.

8. TRUSTEES' FEES AND EXPENSES

     During the fiscal year there were ten Trustees, two of whom are affiliated with the Manager and are not paid any trustee fees. Trustees' fees paid during the year were at the annual rate of $6,400 for carrying out their responsibilities and attendance at regularly scheduled Board Meetings. A meeting of the independent trustees is often held prior to each quarterly Board Meeting for which each attendee is paid a fee of $350. If additional or special meetings are scheduled for the Fund, separate meeting fees are paid for each such meeting to those Trustees in attendance. The Fund also reimburses the Trustees for expenses such as travel, accomodations, and meals incurred in connection with attendance at regularly scheduled or special Board Meetings and at the Annual Meeting and outreach meetings of Shareholders. For the fiscal year ended December 31, 2000 such reimbursements averaged approximately $2,500 per Trustee.

9. CAPITAL SHARE TRANSACTIONS

     Transactions in Capital Shares of the Fund were as follows:

                                            YEAR ENDED                          YEAR ENDED
                                         DECEMBER 31, 2000                   DECEMBER 31, 1999
                                      SHARES           AMOUNT             SHARES           AMOUNT
CLASS A SHARES:
    Proceeds from shares sold          856,958      $  8,591,112         1,338,033      $ 13,893,721
    Reinvested distributions           520,228         5,228,046           672,082         6,907,950
    Cost of shares redeemed         (3,040,637)      (30,465,681)       (2,550,998)      (26,331,915)
        Net change                  (1,663,451)      (16,646,523)         (540,883)       (5,530,244)

CLASS C SHARES:
    Proceeds from shares sold           50,364           501,693            82,358           848,198
    Reinvested distributions             3,897            39,042             4,283            43,970
    Cost of shares redeemed           (161,028)       (1,638,098)          (17,963)         (183,817)
        Net change                    (106,767)       (1,097,363)           68,678           708,351

CLASS Y SHARES:
    Proceeds from shares sold           94,407           941,500           192,086         2,023,347
    Reinvested distributions             2,879            28,928             4,109            41,873
    Cost of shares redeemed           (211,214)       (2,117,518)         (316,465)       (3,300,826)
        Net change                    (113,928)       (1,147,090)         (120,270)       (1,235,606)

Total transactions in Fund
    shares                          (1,884,146)     $(18,890,976)         (592,475)     $ (6,057,499)


                           TAX-FREE FUND OF COLORADO
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                       CLASS A
                                                                                YEAR ENDED DECEMBER 31,
                                                       2000             1999             1998             1997             1996
Net asset value, beginning of period                    $9.98           $10.63           $10.62           $10.41           $10.56

Income from investment operations:
    Net investment income                                0.46             0.46             0.47             0.50             0.52
    Net gain (loss) on securities (both realized
        and unrealized)                                  0.35            (0.55)            0.04             0.23            (0.13)

    Total from investment operations                     0.81            (0.09)            0.51             0.73             0.39

Less distributions (note 6):
    Dividends from net investment income                (0.48)           (0.48)           (0.46)           (0.52)           (0.54)
    Distributions from capital gains                     -               (0.08)           (0.04)            -                -

    Total distributions                                 (0.48)           (0.56)           (0.50)           (0.52)           (0.54)

Net asset value, end of period                         $10.31            $9.98           $10.63           $10.62           $10.41

Total return (not reflecting sales charge)               8.30%           (0.84)%           4.92%            7.21%            3.78%

Ratios/supplemental data
    Net assets, end of period (in thousands)         $179,816         $190,698         $208,771         $216,321         $214,392
    Ratio of expenses to average net assets              0.78%            0.76%            0.75%            0.75%            0.70%
    Ratio of net investment income to
        average net assets                               4.53%            4.41%            4.47%            4.78%            5.02%
    Portfolio turnover rate                             22.45%           13.08%           15.20%           22.66%           10.96%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in years ended December
31, 1996 was:

    Ratio of expenses to average net assets                 -                -                -                -             0.74%
    Ratio of net investment income to
        average net assets                                  -                -                -                -             4.98%

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets              0.77%            0.75%            0.73%            0.72%            0.69%


                           TAX-FREE FUND OF COLORADO
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                                                                                       PERIOD
                                                                   YEAR ENDED DECEMBER 31,              ENDED
                                                            2000       1999       1998       1997    12/31/96(1)
Net asset value, beginning of period                        $9.97     $10.61     $10.60     $10.41     $10.31

Income from investment operations:
    Net investment income                                    0.37       0.36       0.37       0.40       0.28
    Net gain (loss) on securities (both
        realized and unrealized)                             0.33      (0.54)      0.04       0.21       0.12

    Total from investment operations                         0.70      (0.18)      0.41       0.61       0.40

Less distributions (note 6):
    Dividends from net investment income                    (0.38)     (0.38)     (0.36)     (0.42)     (0.30)
    Distributions from capital gains                          -        (0.08)     (0.04)       -          -

    Total distributions                                     (0.38)     (0.46)     (0.40)     (0.42)     (0.30)

Net asset value, end of period                             $10.29      $9.97     $10.61     $10.60     $10.41

Total return (not reflecting sales charge)                   7.18%     (1.70)%     3.92%      5.99%      3.78%+

Ratios/supplemental data
    Net assets, end of period
        (in thousands)                                       $897     $1,932     $1,328     $1,036       $915
    Ratio of expenses to average net assets                  1.73%      1.70%      1.69%      1.69%      1.65%*
    Ratio of net investment income to average
        net assets                                           3.60%      3.44%      3.50%      3.81%      4.07%*
    Portfolio turnover rate                                 22.45%     13.08%     15.20%     22.66%     10.96%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in the period ended
December 31, 1996 were:

    Ratio of expenses to average net assets                   -          -          -          -         1.69%*
    Ratio of net investment income to average
      net assets                                              -          -          -          -         4.03%*

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets                  1.72%      1.69%      1.68%      1.66%      1.64%*

                                                                                CLASS Y
                                                                                                       PERIOD
                                                                   YEAR ENDED DECEMBER 31,              ENDED
                                                            2000       1999       1998       1997    12/31/96(1)
Net asset value, beginning of period                       $10.00     $10.65     $10.64     $10.41     $10.31

Income from investment operations:
    Net investment income                                    0.46       0.46       0.48       0.52       0.38
    Net gain (loss) on securities (both
        realized and unrealized)                             0.35      (0.54)      0.04       0.25       0.12

    Total from investment operations                         0.81      (0.08)      0.52       0.77       0.50

Less distributions (note 6):
    Dividends from net investment income                    (0.48)     (0.49)     (0.47)     (0.54)     (0.40)
    Distributions from capital gains                         -         (0.08)     (0.04)      -          -

    Total distributions                                     (0.48)     (0.57)     (0.51)     (0.54)     (0.40)

Net asset value, end of period                             $10.33     $10.00     $10.65     $10.64     $10.41

Total return (not reflecting sales charge)                   8.36%     (0.79)%     4.97%      7.65%      4.87%+

Ratios/supplemental data
    Net assets, end of period
        (in thousands)                                     $4,417     $5,416     $7,047     $5,668     $0.1
    Ratio of expenses to average net assets                  0.73%      0.71%      0.69%      0.70%      0.65%*
    Ratio of net investment income to average
        net assets                                           4.58%      4.45%      4.50%      4.76%      5.07%*
    Portfolio turnover rate                                 22.45%     13.08%     15.20%     22.66%     10.96%

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee in the period ended
December 31, 1996 were:


    Ratio of expenses to average net assets                  -          -          -          -          0.69%*
    Ratio of net investment income to average
        net assets                                           -          -          -          -          5.03%*

The expense ratios after giving effect to the waiver and expense offset for uninvested cash balances were:

    Ratio of expenses to average net assets                  0.72%      0.70%      0.68%      0.67%      0.64%*

(1) For the period April 30, 1996 (commencement of operations) through December 31, 1996.
 +  Not annualized.
 *  Annualized.


                See accompanying notes to financial statements.

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

     This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

     For the fiscal year ended December 31, 2000, $8,540,145 of dividends paid by Tax-Free Fund of Colorado, constituting 15.649% of total dividends paid during fiscal 2000, were exempt-interest dividends; $388,486 of dividends paid, constituting 4.351% of total dividends paid during fiscal 2000, were ordinary dividend income.

     Prior to January 31, 2001, shareholders were mailed IRS Form 1099-DIV which contained information on the status of distributions paid for the 2000 CALENDAR YEAR.

SHAREHOLDER MEETING RESULTS (UNAUDITED)

The Annual Meeting of Shareholders of Tax-Free Fund of Colorado (the "Fund") was held on June 22, 2000. The holders of shares representing 75% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.    To elect Trustees.

                                   Number of Votes:

        TRUSTEE                        FOR                      WITHHELD

        Lacy B. Herrmann               14,084,652               156,828
        Tucker Hart Adams              14,082,815               158,665
        Gary C. Cornia                 14,079,653               161,827
        Diana P. Herrmann              14,060,773               180,707
        John C. Lucking                14,082,849               158,631
        Anne J. Mills                  14,086,746               154,734
        J. William Weeks               14,078,786               162,694

2.    To ratify the selection of KPMG LLP as the Fund's independent auditors.

                                   Number of Votes:

        FOR                            AGAINST                ABSTAIN

        14,005,540                     29,948                 205,993


RESULTS OF ADJOURNED SESSIONS (UNAUDITED)

An adjourned session of the Annual Meeting of the Tax-Free Fund of Colorado (the "Fund") was held on July 27, 2000. The holders of shares representing 79% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matter was voted upon and approved by the shareholders (the resulting votes for the matter are presented below).

1. To act upon a proposal to change the fundamental policies of the Fund to allow the use of additional nationally recognized statistical rating organizations.

                                   Number of Votes:

        FOR                            AGAINST                  ABSTAIN

        10,364,948                     254,910                  546,957



An additional adjourned session of the Annual Meeting of the Tax-Free Fund of Colorado (the "Fund") was held on August 28, 2000. The holders of shares representing 79% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for the matters are presented below).

1. To act upon a proposal to change the Fund's Distribution Plan to provide for a uniform rate of fees paid with respect to the Fund's Class A shares regardless of Fund assets size.

                                   Number of Votes:

        FOR                            AGAINST                  ABSTAIN

        9,691,663                      969,490                  653,914

2. To act upon a proposed new investment advisory and administration agreement which will provide for level payment rates in management fees regardless of Fund asset size.

                                   Number of Votes:

        FOR                            AGAINST                  ABSTAIN

        9,929,007                      979,659                  651,979

3. To act upon a proposed new sub-advisory agreement which will provide for level payment rates in sub-advisory fees regardless of Fund asset size.

                                   Number of Votes:

        FOR                            AGAINST                  ABSTAIN

        9,886,764                      989,969                  683,912